Exhibit 99-1

SHANGHAI CENTURY ACQUISITION CORPORATION

(a development stage enterprise)

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	2

Financial Statements

Balance sheets as of December 31, 2005 and April 30, 2006	3

Statements of operations for the period from April 25, 2005
(date of inception) to December 31, 2005, for the four-month period ended April 30, 2006, and for the period from April 25, 2005 (date of inception) to April 30, 2006	4

Statements of shareholders’ equity for the period from April 25, 2005
(date of inception) to December 31, 2005, and for the four-month period ended to April 30, 2006	5

Statements of cash flows for the period from April 25, 2005
(date of inception) to December 31, 2005, for the four-month period ended April 30, 2006, and for the period from April 25, 2006 (date of inception) to April 30, 2006	6

Notes to Financial Statements	7-13

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Shanghai Century Acquisition Corporation:

We have audited the accompanying balance sheets of Shanghai Century Acquisition Corporation (a development stage enterprise) as of December 31, 2005 and April 30, 2006, the related statements of operations and cash flows for the period from April 25, 2005 (date of inception) to December 31, 2005, for the four-month period ended April 30, 2006 and for the period from April 25, 2005 (date of inception) to April 30, 2006, and the related statements of shareholders’ equity for the period from April 25, 2005 (date of inception) to December 31, 2005 and for the four-month period ended April 30, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shanghai Century Acquisition Corporation (a development stage enterprise) as of December 31, 2005 and April 30, 2006, and the results of its operations and its cash flows for the period from April 25, 2005 (date of inception) to December 31, 2005, for the four-month period ended April 30, 2006, and for the period from April 25, 2005 (date of inception) to April 30, 2006, in conformity with U.S. generally accepted accounting principles.

s/KPMG

Hong Kong, China

July 14, 2006

SHANGHAI CENTURY ACQUISITION CORPORATION

(a development stage enterprise)

BALANCE SHEETS

DECEMBER 31, 2005 AND APRIL 30, 2006

	Note	December 31, 2005	April 30, 2006
ASSETS
Current assets:
Cash and cash equivalents		$24,227	$917,791
Restricted cash equivalents held in Trust Account	2	-	109,288,753
Deferred offering costs		68,129	-
Receivable from underwriters		-	100
Total assets		$92,356	$110,206,644

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accrued expenses		$22,182	$57,975
Amounts due to founders	4	59,330	223,153
Amount due to a related company	5	-	86,627
Warrants liability	6	-	15,255,581
Total current liabilities		$81,512	$15,623,336

Amount of equity subject to possible redemption (2,873,563 ordinary shares at $7.60 per share, plus accrued interest of $3,873)	8	$-	$21,842,948

Shareholders’ equity:
Ordinary shares - $0.0005 par value; 50,000,000 shares authorized; 3,125,000 issued and outstanding at December 31, 2005; 17,500,000 issued and outstanding at April 30, 2006		$1,562	$8,750

Preferred shares - $0.0005 par value; 50,000,000 shares authorized; none issued and outstanding at December 31, 2005 and April 30, 2006	10	-	-

Additional paid-in capital	9	23,438	73,083,962

Unit purchase option	3	-	2,572,400

Deficit accumulated during the development stage		(14,156)	(2,924,752)
Total shareholders’ equity		$10,844	$72,740,360

Commitments and contingencies	7

Total liabilities and shareholders’ equity		$92,356	$110,206,644

See accompanying notes to the financial statements.

SHANGHAI CENTURY ACQUISITION CORPORATION

(a development stage enterprise)

STATEMENTS OF OPERATIONS

FOR THE PERIOD FROM APRIL 25, 2005 (DATE OF INCEPTION) TO DECEMBER 31, 2005

AND FOR THE FOUR-MONTH PERIOD ENDED APRIL 30, 2006

AND FOR THE PERIOD FROM APRIL 25, 2005 (DATE OF INCEPTION) TO APRIL 30, 2006

	Note	Period from April 25, 2005 (date of inception) to December 31, 2005	Four-month period ended April 30, 2006	Period from April 25, 2005 (date of inception) to April 30, 2006
Revenues		$-	$-	$-

Operating expenses		(14,156)	(202,222)	(216,378)

Operating loss		(14,156)	(202,222)	(216,378)

Interest income		$-	$38,753	$38,753

Revaluation of warrants liability	6	-	(2,747,127)	(2,747,127)

Net loss before income tax expense		$(14,156)	$(2,910,596)	$(2,924,752)

Income tax expense	2.4	-	-	-

Net loss		(14,156)	(2,910,596)	(2,924,752)

Basic and diluted net loss per share	2.5	$(0.01)	$(0.76)	$(1.24)

See accompanying notes to the financial statements.

SHANGHAI CENTURY ACQUISITION CORPORATION

(a development stage enterprise)

STATEMENTS OF SHAREHOLDERS’ EQUITY

FOR THE PERIOD FROM APRIL 25, 2005 (DATE OF INCEPTION) TO DECEMBER 31, 2005

AND FOR THE 4-MONTH PERIOD ENDED APRIL 30, 2006

	Ordinary Shares		Additional paid-in capital	Unit Purchase Option	Deficit accumulated during the development stage	Shareholders’ equity
	Shares	Amount

Ordinary shares issued:

April 25, 2005	1,062,500	$531	$10,094	$-	$-	$10,625

October 21, 2005	2,062,500	1,031	13,344	-	-	14,375

Net loss	-	-	-	-	(14,156)	(14,156)

Balance at December 31, 2005	3,125,000	$1,562	$23,438	$-	$(14,156)	$10,844

Sale of 14,375,000 units and underwriters’s unit purchase option, net of underwriter’s discount and offering expenses	14,375,000	$7,188	$109,984,326	$-	$-	$109,991,514

Reclassification of warrants (note 6)	-	-	(12,508,454)	-	-	(12,508,454)

Reclassification of equity amount subject to redemption; 2,873,563 ordinary shares at $7.60 per share plus accrued interest (note 8)	-	-	(21,842,948)	-	-	(21,842,948)

Unit purchase option (note 3)	-	-	(2,572,400)	2,572,400	-	-

Net loss	-	-	-	-	(2,910,596)	(2,910,596)

Balance at April 30, 2006	17,500,000	$8,750	$73,083,962	$2,572,400	$(2,924,752)	$72,740,360

See accompanying notes to the financial statements.

SHANGHAI CENTURY ACQUISITION CORPORATION

(a development stage enterprise)

STATEMENTS OF CASH FLOWS

FOR THE PERIOD FROM APRIL 25, 2005 (DATE OF INCEPTION) TO DECEMBER 31, 2005

AND FOR THE FOUR-MONTH PERIOD ENDED APRIL 30, 2006

AND FOR THE PERIOD FROM APRIL 25, 2005 (DATE OF INCEPTION) TO APRIL 30, 2006

	Period from April 25, 2005 (date of inception) to December 31, 2005	Four-month period ended April 30, 2006	Period from April 25, 2005 (date of inception) to April 30, 2006

Cash flows from operating activities:
Net loss	$(14,156)	$(2,910,596)	$(2,924,752)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Accrued interest	-	(38,753)	(38,753)
Revaluation of warrants liability	-	2,747,127	2,747,127
Increase in amount due to a related company	-	86,627	86,627
Increase in accrued expenses	22,182	35,793	57,975
Net cash provided by (used in) operating activities	8,026	(79,802)	(71,776)

Cash flows from investing activity:
Purchase of restricted cash equivalents in trust account	$-	$(109,250,000)	$(109,250,000)
Net cash used in investing activity	-	(109,250,000)	(109,250,000)

Cash flows from financing activities:
Proceeds from issuance of ordinary shares to founders	$25,000	$-	$25,000
Payment of offering costs	(68,129)	-	(68,129)
Proceeds from amounts due to founders	59,330	163,823	223,153
Proceeds from initial public offering, net of underwriters’ discount and offering expenses	-	110,059,543	110,059,543
Net cash provided by financing activities	16,201	110,223,366	110,239,567

Net increase in cash and cash equivalents	24,227	893,564	917,791

Cash and cash equivalents at beginning of period	-	24,227	-

Cash and cash equivalents at end of period	$24,227	$917,791	$917,791

See accompanying notes to the financial statements.

SHANGHAI CENTURY ACQUISITION CORPORATION

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2006 AND DECEMBER 31, 2005

NOTE 1—ORGANIZATION, BUSINESS OPERATIONS AND BASIS OF PRESENTATION

Organization and Business Operations

Shanghai Century Acquisition Corporation (the “Company”) was incorporated in the Cayman Islands on April 25, 2005 with an authorized share capital of 50,000,000 ordinary shares (par value $0.0005 per share) and 5,000,000 preferred shares (par value $ 0.0005 per share). The Company’s founders contributed $25,000 to the formation of the Company and were issued 3,125,000 ordinary shares. The Company was formed to acquire, through a stock exchange, asset acquisition or other similar business combination, or control, through contractual arrangements, an operating business having its primary operations located in the People’s Republic of China. The Company has neither engaged in any operations nor generated revenue to date. The Company is considered to be in the development stage and is subject to the risks associated with activities of development stage companies.

The registration statement for the Company’s initial public offering (as discussed in Note 3 below) (the “Public Offering”) was declared effective April 24, 2006. The Company completed the Public Offering on April 28, 2006 and received net proceeds of approximately $110,000,000. The Company intends to use substantially all of the net proceeds of the Public Offering to acquire a target business (“Business Combination”), including identifying and evaluating prospective acquisition candidates, selecting the target business, and structuring, negotiating and consummating the Business Combination, and the payment of legal and accounting expenses and advisory and investment banking fees payable in connection with the Business Combination. There is no assurance, however, that the Company will be able to successfully effect a Business Combination.

As at April 30, 2006, an amount of approximately $109,290,000 (including accrued interest) of the net proceeds was held in a trust account (“Trust Account”) and invested in short-term United States government securities. Under the agreement governing the Trust Account, the funds in the Trust Account may only be invested in United States government securities having a maturity of one hundred and eighty days or less or in money market funds. The funds will continue to be kept in the Trust Account until the earlier of (i) the consummation of the Business Combination or (ii) distribution of the Trust Account as described below.

The funds held in the Trust Account (excluding $3,300,000 to be paid to the underwriters upon consummation of a Business Combination and a portion of the interest earned and other expenses in connection with the Business Combination) may be used as consideration to pay the sellers of a target business for which the Company ultimately completes a Business Combination. Any amount not paid as consideration to the sellers of the target business may be used to finance operations of the target business or to effect other acquisitions, as determined by the Company’s board of directors at that time.

SHANGHAI CENTURY ACQUISITION CORPORATION

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2006 AND DECEMBER 31, 2005

NOTE 1—ORGANIZATION, BUSINESS OPERATIONS AND BASIS OF PRESENTATION

(Continued)

In the event that the Company does not consummate a Business Combination within 18 months from the date of the completion of the Public Offering (or 24 months from the completion of the Public Offering if certain extension criteria have been satisfied), the Company will be dissolved and the proceeds held in the Trust Account (excluding one-half of the interest earned) will be distributed to the Company’s public shareholders. In the event of such distribution, the per share value of the residual assets remaining available for distribution (including the amount held in the Trust Account ) may be less than the public offering price of $8.00 per unit (see Note 3).

Basis of Presentation

The financial statements include the accounts of the Company. The Company has not commenced operations since its inception on April 25, 2005. All activities and expenses incurred are related to the Company’s formation and capital raising activities. The Company has selected December 31 as its fiscal year end.

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2.1 Cash and cash equivalents:

Cash and cash equivalents comprise cash at bank and on hand and demand deposits with banks and other financial institutions.

2.2 Restricted cash equivalents held in Trust Account:

The restricted cash equivalents held in the Trust Account as at April 30, 2006 consist of U.S. government treasury bills purchased with an original maturity of less than three months at date of acquisition. Interest income, including amortization of the premium and discount arising at acquisition is recorded on an accrual basis.

2.3 Use of estimates:

The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant items subject to such estimates and assumptions include the fair value of warrants and the underwriters’ option. Actual results could differ from those estimates.

SHANGHAI CENTURY ACQUISITION CORPORATION

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2006 AND DECEMBER 31, 2005

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(Continued)

2.4 Income taxes:

Under current Cayman Islands laws, the Company is not subject to income tax, and accordingly, no income tax benefit or deferred tax asset has been recognized in respect of the net losses incurred.

2.5 Basic and diluted net loss per share:

For the periods concerned, the number of shares used in the calculation of diluted net loss per share is equal to the number of shares used to calculate the basic net loss per share because the effect of the warrants and the underwriters’ option by applying the treasury stock method was anti-dilutive.

2.6 Deferred offering costs:

Deferred offering costs consisted principally of legal, professional and registration fees incurred that were related to the Public Offering. Such costs were ultimately charged against the gross proceeds received from the Public Offering.

NOTE 3— INITIAL PUBLIC OFFERING

On April 28, 2006, the Company completed the sale of 14,375,000 units in the Public Offering at a price of $8.00 per unit. Each unit consists of one ordinary share of the Company, $0.0005 par value, and one warrant. Each warrant entitles the holder to purchase from the Company one ordinary share at an exercise price of $6.00 commencing on the later of (a) the completion of a Business Combination with a target business, or (b) April 24, 2007. The warrants expire on April 23, 2010. The Company may redeem the warrants (including any warrants issued upon exercise of the unit purchase option described below) at a price of $0.01 per warrant at any time after the warrants become exercisable to the extent the last sales price of the Company’s ordinary shares equals or exceeds $11.50 per share for any 20 trading days within a 30 trading day period.

In addition, on April 28, 2006, the Company sold to the underwriters, for $100, an option to purchase up to a total of 1,000,000 units as compensation for their services (the “unit purchase option”). The units issuable upon exercise of the unit purchase option are identical to those offered in the Public Offering, except that the warrants have an exercise price of $7.50.

The unit purchase option expires on April 23, 2011 and is exercisable at $10.00 per Unit commencing on the later of (a) the completion of a Business Combination, or (b) April 24, 2007. In lieu of the payment of the exercise price, the option may be converted into units on a net-share settlement or cashless exercise basis to the extent that the market value of the units at the time of conversion exceeds the exercise price of the option. The option may only be exercised or converted by the option holder and cannot be redeemed for cash by the Company or the option holder.

SHANGHAI CENTURY ACQUISITION CORPORATION

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2006 AND DECEMBER 31, 2005

NOTE 3—INITIAL PUBLIC OFFERING

(Continued)

The sale of the underwriters’ option was accounted for as an equity transaction in accordance with Emerging Issues Task Force No. 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in a Company’s Own Stock, and was measured at its fair value on the date of the sale in accordance with Statements of Financial Accounting Standards No. 123 (revised 2004), Share-based Payment. The Company has determined based upon a lattice model, that the estimated fair value of the option on the date of sale was approximately $2.5724 per unit or an aggregate of $2,572,400, assuming an expected life of 56 months, volatility of 33.7779% and a risk-free interest rate of 5.2390%.

The volatility calculation of 33.7779% is based on the latest five year average volatility of an index of 447 companies drawn from the Shanghai Stock Exchange Composite Index that had been trading for at least five years and that had market capitalizations of less than $400 million (“Index”). Because the Company does not have a trading history, the Company estimated the potential volatility of its common stock price, which will depend on a number of factors which cannot be ascertained at this time. The Company referred to the latest five year average volatility of the Index because management believes that the average volatility of such index is a reasonable benchmark to use in estimating the expected volatility of the Company’s common stock after consummation of a business combination. Although an expected life of five years was taken into account for purposes of assigning a fair value to this option, if the Company does not consummate a Business Combination within the prescribed time period and liquidates, the underwriters’ option would become worthless.

Pursuant to Rule 2710(g)(1) of the NASD Conduct Rule, the option to purchase 1,000,000 units is deemed to be underwriting compensation and therefore upon exercise, the underlying shares and warrants are subject to a 180-day lock-up. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following the date of the Public Offering.

NOTE 4—AMOUNT DUE TO FOUNDERS

The founders of the Company have entered into a revolving credit agreement with the Company in the amount of $125,000. Advances under the credit facility were interest-free and payable on the earlier of October 22, 2006, or April 28, 2006.

As of April 30, 2006, the Company drew $125,000 against the revolving credit line and obtained additional borrowings from the founders of $98,153 to pay a portion of the expenses of the Public Offering such as the Securities and Exchange Commission registration fee, National Association of Securities Dealers registration fee, American Stock Exchange registration fee, and certain legal fees, administrative fees and other expenses.

In addition, $2,817 of the costs incurred prior to the formation of Company was to be reimbursed to one of the founders.

The Company has fully repaid the abovementioned amounts due to the founders subsequent to April 30, 2006.

SHANGHAI CENTURY ACQUISITION CORPORATION

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2006 AND DECEMBER 31, 2005

NOTE 5—AMOUNT DUE TO RELATED COMPANY

Prior to the completion of the Public Offering, FDC Consultants Limited, a company owned and managed by the Company’s co-chief executive officer, had made payments for office expenses on behalf of the Company in the amount of $86,627 which are non interest bearing and repayable on demand.

NOTE 6—WARRANTS LIABILITY

Under the terms of the warrant agreement, no warrants will be exercised unless at the time of exercise a prospectus relating to ordinary shares issuable upon exercise of the warrants is current and the ordinary shares have been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. The Company has agreed to meet these conditions and use its best efforts to maintain a current prospectus relating to ordinary shares issuable upon exercise of the warrants until the expiration of the warrants. The warrant agreement does not specify the consequences or penalty imposed against the Company in the event the Company is unable to file and complete an effective registration statement to deliver registered shares.

Under EITF No. 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock, if (a) a derivative contract requires physical or net-share settlement by delivery of registered shares and does not specify any circumstances under which net-cash settlement would be permitted or required and (b) the contract does not specify how the contract would be settled in the event that the company is unable to deliver registered shares, then net-cash settlement is assumed if the company is unable to deliver registered shares (because it is unlikely that nonperformance would be an acceptable alternative). As a consequence of EITF No. 00-19, a derivative within the parameters must be classified as an asset or a liability because share settlement is not within the company's control. Accordingly, the Company is required to recognize the fair value of the warrants as a liability upon issuance of the units with any changes in the fair value of the warrants at each reporting date being recorded through the Company’s statement of operations. The warrants will continue to be reported as a liability until such time as the warrants are exercised, expire, or the Company is otherwise able to revise the warrant agreement to specify (a) whether net-cash settlement would be permitted or required or (b) how the contract would be settled in the event that the Company is unable to deliver registered shares.

The Company has determined that the estimated fair value of the warrants on April 24, 2006, the date of issuance, and on April 30, 2006 was approximately $0.8702 and $1.0613 per warrant, respectively, or an aggregate of $12,508,454 and $15,255,581, respectively. The fair values of the warrants as of April 24, 2006 and April 30, 2006 were estimated based on a lattice model using an expected life of 48 months, volatility of 33.7779%, a risk-free interest rate of 5.2040% and 5.2390%, respectively, and adjusted for the redemption feature, the liquidity risk since the warrants have not begun trading separately, and the forfeiture risk that the warrants could become worthless if the Company does not consummate a Business Combination within the prescribed period and liquidates.

SHANGHAI CENTURY ACQUISITION CORPORATION

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2006 AND DECEMBER 31, 2005

NOTE 7—COMMITMENTS AND CONTINGENCIES

The Company has agreed to pay FDC Consultants Limited, a company owned and managed by the Company’s co-chief executive officer, $7,500 per month for office space and general and administrative services including secretarial support commencing on April 24, 2006 and continuing until (i) the consummation of a Business Combination, (ii) 18 months from commencement of the Public Offering if the Company does not effect a Business Combination, or (iii) 24 months from the consummation of the Public Offering if a letter of intent, agreement in principle or definitive agreement has been executed within 18 months of commencement of the Public Offering and the Company has not effected a Business Combination. For the period ended April 30, 2006, the Company incurred $2,979 related to this arrangement with FDC Consultants Limited.

NOTE 8 – AMOUNT OF EQUITY SUBJECT TO POSSIBLE REDEMPTION

The Company is required to obtain shareholder approval for any business combination of a target business. In the event that public shareholders owning 20% or more of the ordinary shares sold in Public Offering vote against a Business Combination, the Company will not proceed with a Business Combination if the public shareholders exercise their redemption rights. That is, the Company can still effect a Business Combination if the public shareholders owning up to approximately 19.99% of the ordinary shares sold in the Public Offering exercise their redemption rights.

This redemption obligation with respect to up to 19.99% of the ordinary shares sold in the Public Offering will exist regardless of how a Business Combination is structured. That is, the Company would be required to redeem up to an amount equal to the product of approximately 19.99% of the 14,375,000 ordinary shares sold in the Public Offering (or 2,873,563 ordinary shares) multiplied by an initial cash per-share redemption price of $7.60. The actual per-share redemption price will be equal to the quotient of the amount in the Trust Account plus all accrued interest not previously released to the Company, as of two business days prior to the proposed consummation of the Business Combination, divided by 14,375,000 ordinary shares.

Accordingly, under the provision of EITF D-98, Classification and Measurement of Redeemable Securities, the Company has classified 19.99% of the net proceeds from the Public Offering, or $21,839,075, and the related accrued interest of $3,873 outside permanent equity.

SHANGHAI CENTURY ACQUISITION CORPORATION

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2006 AND DECEMBER 31, 2005

NOTE 9—PROCEEDS FROM PUBLIC OFFERING

The following is the classification of the net proceeds from the Public Offering:

Classified as liability: Warrants liability (note 6)	$12,508,454

Classified outside of permanent equity: Amount subject to possible redemption at $7.60 per share (note 8)	$21,839,075

Classified as permanent equity:
Additional paid-in capital	$73,064,397
Par value of 14,375,000 ordinary shares at $0.0005 per par value	7,188
Unit purchase option (note 3)	2,572,400
$75,643,985

Net proceeds from the Public Offering	$109,991,514

NOTE 10—PREFERRED SHARES

The Company is authorized to issue 5,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. No preferred shares have been issued during the periods presented.